Exhibit 10.1(a)

Shea Development Corp.

1351 Dividend Drive, Suite G

Marietta, Georgia  30067

July 1, 2007

Christopher Watson

300 Bucksley Lane, #305

Daniel Island, SC 29492

Dear Chris:

This letter letter confirms the understanding of you, Christopher Watson (the “Shareholder”) of Bravera, Inc. (“Bravera”) and Shea Development Corp. (the “Parent”) (of which the undersigned is Chairman and CEO) with respect to the Agreement and Plan of Merger, dated as of April 26, 2007, to which Shareholder, Bravera, and the Parent are parties (the “Merger Agreement”).

Section 1.13 (c) of the Merger Agreement which provides, “Parent shall provide a warrant to the Shareholder in the form attached hereto as Exhibit D.” is amended to read “Parent shall issue to the Shareholder 5,000,000 shares of Parent Common Stock that will vest ratably over thirty-six (36) months beginning on July 1, 2007.”

Please sign below and return a signed copy of this letter to my attention, to evidence your agreement to the foregoing amendment.

Very truly yours,

/s/ FRANCIS E. WILDE
Francis E. Wilde
as Chairman and CEO of
Shea Development Corp. and
President of Shea Development
Acquisition No. 3 Corp.

Agreed to and accepted by:

/s/ CHRISTOPHER WATSON
Christopher Watson, on behalf of
Bravera, Inc. and as the sole
Shareholder of Bravera, Inc.